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                                  EXHIBIT 10.81


                                  March 1, 1995




Dura Pharmaceuticals, Inc.
5880 Pacific Center Blvd.
San Diego, CA 92121-4204

Ladies and Gentlemen:

          Reference is made to 342,857 shares (the "Company") of Common Stock of Dura Pharmaceuticals, Inc. (the "Company") evidenced by the Certificates issued on March 1, 1995 (the "Securities") which the undersigned is acquiring pursuant to a transfer from Elan Corporation, plc ("Transferor").

          This will confirm to you that the undersigned will take the Securities subject to, and bound by, all the terms and conditions contained in all written agreements between the Transferor and the Company concerning the Securities including, but not limited to, a certain Stock and Warrant Purchase Agreement dated April 17, 1994 and a certain Registration Rights Agreement dated April 17, 1994. The undersigned hereby confirms to you that the undersigned (a) is not acquiring the Securities with the intention of distributing them within the meaning of the Securities Act of 1933, as amended, and (b) will abide by the transfer restrictions on the Securities resulting from said agreements.

          It is the undersigned's understanding that the certificate evidencing the Securities will bear legends which restrict the sale, transfer or other disposition of the Securities.

                                       Very truly yours,

                                       ELAN INTERNATIONAL SERVICES LIMITED


                                       By: /s/ KEVIN INSLEY
                                           ----------------

                                       Title: Vice President
                                              --------------


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                                  EXHIBIT 10.81



                                 September 3, 1996





Dura Pharmaceuticals, Inc.
5880 Pacific Center Blvd.
San Diego, Ca.  92121-4204



Ladies and Gentlemen:

     Reference is made to the Warrant to Purchase 600,000 shares (after giving effects to the 2 for 1 stock split in the form of a 100% dividend declared by the Board of Directors of Dura Pharmaceuticals, Inc. (the "Company") effective July 1, 1996) of Common Stock of the Company evidenced by Common Stock Purchase Warrant Series E-1 (the "Securities") which the undersigned is acquiring pursuant to a transfer from Elan Corporation, plc ("Transferor").

     This will confirm to you that the undersigned will take the Securities subject to all the terms and conditions contained in all written agreements between the Transferor and the Company concerning the Securities including, but not limited to, a certain Stock and Warrant Purchase Agreement dated April 17, 1994 and a certain Registration Rights Agreement dated April 17, 1994. The undersigned hereby confirms to you that the undersigned (a) is not acquiring the Securities with the intention of distributing them within the meaning of the Securities Act of 1933, as amended, and (b) will abide by transfer restrictions on the Securities resulting from said agreements.

     It is the undersigned's understanding that the certificate evidencing the Securities will bear legends which restrict the sale, transfer or other disposition of the Securities.



                                   Very truly yours,
                                   ELAN INTERNATIONAL SERVICES
                                   LIMITED


                                   /s/ KEVIN INSLEY
                                   Vice President & Director